UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2017

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2017, the Board of Directors (the “Board”) of P. H. Glatfelter Company, a Pennsylvania corporation (the “Company”), approved a form of director’s and officer’s indemnification agreement (the “D&O Indemnification Agreement”). The D&O Indemnification Agreement indemnifies directors and officers who are parties thereto with indemnification rights arising out of, or relating to, their service as directors and officers of the Company or where they serve at the request of, for the convenience of, or to represent the interests of, the Company as an officer, director, employee, fiduciary, representative or other agent at another entity. The D&O Indemnification Agreement also provides for the directors and officers who are parties thereto with certain rights to advancement of expenses incurred in defending a proceeding in advance of the final disposition of any proceeding for which indemnification rights may be available pursuant to the D&O Indemnification Agreement. Further, the D&O Indemnification Agreement provides for the Company to take certain actions with respect to maintaining liability insurance coverage naming the directors and officers who are parties to the D&O Indemnification Agreement as insureds, including tail insurance coverage in the event that the Company experiences a Change in Control (as defined in the D&O Indemnification Agreement).

The foregoing description of the form of D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of D&O Indemnification Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein in this Item 1.01 in its entirety.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers..

The information included in Item 1.01 of this Current Report on Form 8-K relating to the form of D&O Indemnification Agreement approved by the Board on December 14, 2017, is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

10.1Form of Director’s and Officer’s Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

December 19, 2017	By:	/s/ Kent K. Matsumoto

Name: Kent K. Matsumoto
Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of Director’s and Officer’s Indemnification Agreement